UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 3, 2018

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

MARYLAND	001-08896	75-2027937
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8401 North Central Expressway Suite 800 Dallas, Texas		75225
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Adjustments to 2018 Base Salaries

On January 3, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of Capstead Mortgage Corporation (the “Company”) increased the base salary of certain executive officers of the Company, effective January 1, 2018, as follows:

Executive Officer	2017 Annual Base Salary	Annual Base Salary Effective January 1, 2018
Phillip A. Reinsch, President and Chief Executive Officer	$600,000	$625,000
Robert R. Spears, Jr., Executive Vice President and Chief Investment Officer	$575,000	$600,000
Roy S. Kim, Senior Vice President - Asset and Liability Management	$375,000	$400,000

2018 Annual Incentive Compensation Program Awards

On January 3, 2018, the Committee also adopted the 2018 Annual Incentive Compensation Program applicable to the Company’s executive officers (the “2018 Annual Incentive Program”). The 2018 Annual Incentive Program is structurally the same as the 2017 Annual Incentive Compensation Program, providing defined metrics against which the Company’s performance is to be measured, specifically relative economic return, absolute economic return, relative operating efficiency as well as individual goals and objectives for each of the executive officers. Payouts are determined formulaically, defining threshold, target and maximum performance levels based on multiples of base salary, thereby limiting the maximum annual incentive payout for each executive officer.

The 2018 Annual Incentive Program is filed with this Form 8-K as Exhibit 10.1 and is incorporated by reference herein. This summary does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Award of Dividend Equivalent Rights (“DERs”)

In 2008 the Committee instituted an additional performance-based short-term incentive compensation program for executives that provides for quarterly cash payments equal to per share dividends declared on the Company’s common stock multiplied by a notional amount of non-vesting or “phantom” shares of common stock, referred to as DERs. DERs are not attached to any stock or option awards. DERs outstanding during 2017 totaling 600,000 expired December 31, 2017. On January 3, 2018 the Committee awarded DERs expiring December 31, 2018 as follows:

Executive Officer	DERs
Phillip A. Reinsch, President and Chief Executive Officer	200,000
Robert R. Spears, Jr., Executive Vice President and Chief Investment Officer	200,000
Roy S. Kim, Senior Vice President - Asset and Liability Management	125,000
Lance J. Phillips, Senior Vice President and Chief Financial Officer	75,000

2018 Long-Term Awards

Pursuant to the Amended and Restated 2014 Flexible Incentive Plan, on January 3, 2018, the Committee granted two forms of incentive compensation awards to the executive officers of the Company based on the closing price of the Company’s common stock on January 2, 2018, consisting of (a) restricted common stock and (b) performance units (the “Performance Units”).

Restricted Stock Awards

The restricted common stock awards vest in full on January 2, 2021 and were granted in the following share amounts determined by reference to the closing stock price on the date of grant with a value equal to 60% of each grantee’s effective salary (except for Mr. Phillips, whose award equals to 37.5% of his effective salary) on January 1, 2018:

Executive Officer	Number of shares of Restricted Common Stock
Phillip A. Reinsch, President and Chief Executive Officer	43,604
Robert R. Spears, Jr., Executive Vice President and Chief Investment Officer	41,860
Roy S. Kim, Senior Vice President - Asset and Liability Management	27,906
Lance J. Phillips, Senior Vice President and Chief Financial Officer	13,081

Each executive officer will enter into a Restricted Stock Agreement with the Company in the form filed with this Form 8-K as Exhibit 10.2.

Performance Units

Prior to granting Performance Units, the Committee adopted long-term performance unit award criteria (the “2018 Long-Term Performance Unit Award Criteria”). The 2018 Long-Term Performance Unit Award Criteria are the same as the long-term performance unit award criteria adopted by the Committee in 2017, providing specific metrics against which the Company’s performance is to be measured, specifically relative economic return, absolute economic return and relative total stockholder return.

The Performance Units are convertible into shares of common stock of the Company following a three-year performance period ending December 31, 2020. The number of shares of common stock into which the Performance Units are convertible is dependent on satisfaction of the performance metrics outlined in the 2018 Long-Term Performance Unit Award Criteria during the performance period.

For example, if the targeted performance levels are achieved over the three-year period, the Performance Units will convert into shares of common stock equal to the number of Performance Units granted. If the Company exceeds the targeted performance levels and reaches maximum performance levels, the Performance Units will convert into shares of common stock equal to twice the number of Performance Units granted. If the Company does not achieve the targeted performance levels but does achieve exactly the threshold performance levels, the Performance Units will convert into shares of common stock equal to one-half the number of Performance Units granted. If the Company does not achieve the threshold performance levels, the Performance Units will expire without converting into any shares of common stock. The conversion ratio will be adjusted to interpolate the appropriate conversion factor if performance levels are above the thresholds but below the maximums. Accordingly, the Performance Units could expire without converting into any shares of common stock or could be convertible into as many as 200% of the number of Performance Units granted.

Each executive officer of the Company was granted the following Performance Units in amounts determined by reference to the closing stock price on the date of grant with a value equal to 90% of each grantee’s effective salary (except for Mr. Phillips, whose award equals to 37.5% of his effective salary) on January 1, 2018. These units are convertible into the indicated number of shares of common stock:

Executive Officer	Number of Performance Units	Number of shares of Common Stock into which the Performance Units are Convertible
		Below Threshold	Threshold	Target	Maximum
Phillip A. Reinsch, President and Chief Executive Officer	65,406	0	32,703	65,406	130,812
Robert R. Spears, Jr., Executive Vice President and Chief Investment Officer	62,790	0	31,395	62,790	125,580
Roy S. Kim, Senior Vice President - Asset and Liability Management	41,860	0	20,930	41,860	83,720
Lance J. Phillips, Senior Vice President and Chief Financial Officer	13,081	0	6,541	13,081	26,162

The common stock into which the Performance Units are convertible will be issued by the Company following the end of the three-year performance period and on or prior to March 15, 2021. Dividends accrue from the date of grant and will be paid in cash when and if the units convert into shares of common stock based on the number of shares ultimately issued.

The 2018 Long-Term Performance Unit Award Criteria is filed with this Form 8-K as Exhibit 10.3 and is incorporated by reference herein. This summary does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.3.

Each executive officer will enter into a Performance Unit Agreement with the Company in the form filed with this Form 8-K as Exhibit 10.4.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	2018 Annual Incentive Compensation Program

10.2	Form of Restricted Stock Agreement

10.3	2018 Long-Term Performance Unit Award Criteria

10.4	Form of Performance Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

January 4, 2018	By:	/s/ Lance J. Phillips
Lance J. Phillips
Senior Vice President and Chief Financial Officer